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                                                                EXHIBIT 10.12(b)

                           FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("First Amendment") is made by and between South Bay/Copley Joint Venture, Inc., a California general partnership, ("Lessor"), and Preview Software, Inc., a California corporation, ("Lessee") for the premises located at 1601 De Anza Boulevard, Suites 100 & 180, Cupertino, California.

     A. By Lease dated September 5, 1997, Lessor has leased to Lessee certain property commonly known as 1601 De Anza Boulevard, Suites 100 & 180, Cupertino, California.

     B. Lessor and Lessee wish to amend the lease to reflect the change in common areas effective September 19, 1997.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Paragraph 1.2 "Premises" shall be modified to reflect that the approximate size of the Premises shall hereafter be 8,399 rentable square feet, which includes a common area loud factor of approximately 10.87%

2. Paragraph 1.10 "Lessee's Share of Operating Expense Increase" shall be changed from 11.89% to 10.37%.

3.   Base Rent shall be modified as follows:

     09/22/1997 - 09/14/1998  $25,197.00 per month
     09/15/1998 - 09/14/1999  $26,037.40 per month
     09/15/1999 - 09/21/2000  $26,876.80 per month

Except as modified herein, all other terms and conditions of the Lease between the parties above described shall continue in full force and effect.

LESSOR:                                    LESSEE:

South Bay/Copley Joint Venture, Inc., a    Preview Software, Inc., a California
California general partnership             corporation

By: South Bay Courtyards, a California
Limited partnership

By: /s/ James D. Mair                     By: /s/ Vincent Pluvinage
   ----------------------------              --------------------------------

Print Name: James D. Mair                 Print Name: Vincent Pluvinage
                                                     ------------------------

Its: General Partner                       Its: President/CEO
                                               ------------------------------

Dated: 11/25/97                            Dated: 11/25/97
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